SUPPLEMENT DATED JUNE 21, 1999
                              TO THE PROSPECTUS FOR
                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                DATED MAY 1, 1999

On June 14, 1999, the Board of Directors of the Principal Variable Contracts Fund, Inc. approved a proposal to amend the Management Agreement (the "Agreement") with Principal Management Corporation (the "Manager"). The proposal contains two sections, the first of which affect each of the Accounts of the Fund. The second section applies only to certain Accounts. The proposals will be submitted to shareholders at a meeting scheduled to be held on November 2, 1999. If approved at that meeting, the following changes will be made to the Agreement effective January 1, 2000:

1) Add language regarding Sub-Advisor Relationships. Language would be added to the Agreement making it clear that the Manager is responsible for the investment management function even if a sub-advisor is contracted to perform the function.

2) Modify Management Fee Schedules (Capital Value, International, and MidCap Accounts only). The management fee schedules for these Accounts would be changed as follows:

     o for the Capital Value Account, management fees would be paid at the annual rate of 0.60% of the first $250 million of average net assets, 0.55% of the next $250 million, 0.50% of the next $250 million, 0.45% of the next $250 million, and 0.40% of any amount thereafter;
     o for the International Account, management fees would be paid at the annual rate of 0.85% of the first $250 million of average net assets, 0.80% of the next $250 million, 0.75% of the next $250 million, 0.70% of the next $250 million, and 0.65% of any amount thereafter; and
     o for the MidCap Account, management fees would be paid at the annual rate of 0.70% of the first $250 million of average net assets, 0.65% of the next $250 million, 0.60% of the next $250 million, 0.55% of the next $250 million, and 0.50% of any amount thereafter.

During the last fiscal year, these Accounts paid the Manager management fees in the following amounts (reflected as a percentage of average net assets): Capital Value - 0.43%; International - 0.73%; and MidCap - 0.61%. If the new schedules had been effect during the fiscal year ended October 31, 1998, the fees paid to the Manager would have been as follows: Capital Value - 0.55%; International - 0.85%; and MidCap - 0.65%.

RF 668 S


                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.





                              ACCOUNTS OF THE FUND


                                Blue Chip Account
                                  Bond Account
                             Capital Value Account
                              International Account
                             LargeCap Growth Account
                                 MidCap Account
                             MidCap Growth Account
                              MidCap Value Account
                              Money Market Account
                                SmallCap Account
                            SmallCap Growth Account
                            Stock Index 500 Account








   This Prospectus describes a mutual fund organized by Principal Life Insurance Company. The Fund provides a choice of investment objectives through the accounts listed above.





                      The date of this Prospectus is May 1, 1999.





   Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


                                TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS  ..................................................   4
     Annual operating expenses..........................................   4
     Principal investment strategy......................................   4
     Day-to-day Account management......................................   4
     Account Performance................................................   5

     Blue Chip Account..................................................   6
     Bond Account.......................................................   8
     Capital Value Account..............................................  10
     International Account..............................................  12
     LargeCap Growth Account............................................  14
     MidCap Account.....................................................  16
     MidCap Growth Account..............................................  18
     MidCap Value Account...............................................  20
     Money Market Account...............................................  22
     SmallCap Account...................................................  24
     SmallCap Growth Account............................................  26
     Stock Index 500 Account............................................  28

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................  30

PRICING OF ACCOUNT SHARES...............................................  34

DIVIDENDS AND DISTRIBUTIONS.............................................  35
     Growth-Oriented and Income-Oriented Accounts.......................  35
     Money Market Account...............................................  35

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................  36
     The Manager........................................................  36
     The Sub-Advisors...................................................  36

GENERAL INFORMATION ABOUT AN ACCOUNT....................................  38
     Shareholders Rights................................................  38
     Purchase of Account Shares.........................................  39
     Sale of Account Shares.............................................  39
     Year 2000 Readiness Disclosure.....................................  40
     Financial Statements...............................................  41

FINANCIAL HIGHLIGHTS....................................................  42
     Notes to Financial Highlights......................................  46



ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund is made up of several different Accounts. Each Account has its own investment objective.


In the description for each Account, you will find important information about the Account's:


Annual operating expenses
The annual operating expenses for each Account are deducted from Account assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year. Estimates of the expenses are shown for the new Accounts. The example is intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The example assumes you invest $10,000 in an Account for the time periods indicated. The example also assumes that your investment has a 5% total return each year and that the Account's operating expenses are the same as the most recent fiscal year expenses (or estimated expenses for a new Account). Although your actual costs may be higher or lower, based on these assumptions, your costs would be as shown.


Principal investment strategy
This section summarizes how the Account intends to achieve its investment objective. It identifies the Account's principal investment strategy (including the type or types of securities in which the Account invests) and any policy to concentrate in securities of issuers in a particular industry or group of industries.

Day-to-day Account management
The people who manage the assets of each Account are listed with each Account. Backed by their staffs of experienced securities analysts, they provide the Accounts with professional investment management.


Principal Management Corporation serves as the manager for the Principal Variable Contracts Fund. It has signed contracts with various Sub-Advisors under which the Sub-Advisor provides portfolio management for certain Accounts (see Management, Organization and Capital Structure).


  Sub-Advisor                           Account
  Berger ..Associates ("Berger")        SmallCap Growth
  Dreyfus Corporation ("Dreyfus")       MidCap Growth
  Invista Capital Management, LLC       Blue Chip, Capital Value, International,
           ("Invista")                  MidCap, SmallCap, and Stock Index 500
  Janus Capital Corporation ("Janus")   LargeCap Growth
  Neuberger Berman Management Inc.      MidCap Value
  .........("Neuberger Berman")


Account Performance
Included in most Account descriptions is a set of tables and a bar chart. As certain Accounts have not been offered before, no historical information is available for those Accounts. If historical data is available, the bar chart is included to provide you with an indication of the risks involved when you invest. The chart shows changes in the Account's performance from year to year. As Account shares are sold without a sales charge, the performance reflected in the chart does not include a sales charge.

If historical information is available for the Account, a table is also included that compares the Account's average annual total returns for 1, 5 and 10 years with a broad based securities market index and an average of mutual funds with a similar investment objective and management style. If the Account has not been in existence for 10 years, the information provided covers the life of the Account. The averages used are prepared by Lipper, Inc. (an independent statistical service). Another table for each Account provides the highest and lowest quarterly return for that Account's shares during the last 10 years or a shorter period if the Account has been in existence for less than 10 years.


An Account's past performance is not necessarily an indication of how the Account will perform in the future.

You may call Principal Mutual Funds (1-800-247-4123) to get the current 7-day yield for the Money Market Account.


Note: Investments in the Accounts are not deposits of a bank and are not insured or guaranteed by the FDIC or any other government agency.

GROWTH-ORIENTED ACCOUNT


Blue Chip Account


The Blue Chip Account seeks to achieve growth of capital and growth of income. It invests primarily in common stocks of well-capitalized, established companies. The Sub-Advisor, Invista, selects the companies it believes to have the potential for growth of capital, earnings and dividends. Under normal market conditions, the Account invests at least 65% (and may invest up to 100%) of its assets in blue chip companies. Blue chip companies are easily identified by:
o        size (market capitalization of at least $1 billion)
o        good industry position
o        established history of earnings and dividends
o        superior management structure
o        easy access to credit

In addition, the large market of publicly held shares for these companies and their generally high trading volume results in a relatively high degree of liquidity for these stocks.

Invista may invest up to 35% of Account assets in equity securities, other than common stocks, issued by blue chip companies and in equity securities of companies that do not fit the blue chip definition. It may also invest up to 5% of Account assets in securities of unseasoned issuers. Unseasoned issuers may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Up to 20% of Account assets may be invested in foreign securities. The issuers of the foreign securities do not have to meet the criteria for blue chip companies. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As a result, the value of your investment in the Account will go up and down. If you sell your shares when their value is less than the price you paid, you will lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.


The Blue Chip Account is generally a suitable investment for investors seeking long-term growth who are willing to accept the risks of investing in common stocks but who prefer investing in larger, established companies.

Account Performance Information



The example shown below assumes 1) an investment of $10,000, 2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
            Fund Operating Expenses                       Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees......................  0.60%     $92     $288     N/A      N/A
Other Expenses.......................  0.30%
                                       -----
   Total Account Operating Expenses    0.90%*

* Estimated
--------------------------------------------------------------------------------

Day-to-day Account management:
   Since May 1999           Mark T. Williams, Portfolio Manager of Invista
   (Account's inception)    Capital Management, LLC since 1991.



INCOME-ORIENTED ACCOUNT


Bond Account


The Bond Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk. It invests in fixed-income securities. Generally, the Account invests on a long-term basis but may make short-term investments. Longer maturities typically provide better yields but expose the Account to the possibility of changes in the values of its securities as interest rates change. Generally, when interest rates fall, the price per share rises, and when rates rise, the price per share declines.

The Bond Account has a rating limitation with regard to the quality of the bonds that are held in its portfolio. The rating limitation applies when the Account purchases a bond. If the rating on a bond changes while the Account owns it, the Account is not required to sell the bond. The Statement of Additional
Information ("SAI") contains additional information about bond ratings by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").


Under normal circumstances, the Account invests at least 65% of its assets in:
o  debt securities and taxable municipal bonds;
   o rated, at purchase, in one of the top four categories by S&P or Moody's, or
   o if not rated, in the Manager's opinion are of comparable quality.
o similar Canadian, Provincial or Federal Government securities payable in U.S. dollars; and
o  securities issued or guaranteed by the U.S. Government or its agencies.

The rest of the Account's assets may be invested in securities that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or nonconvertible including:
o    domestic and foreign debt securities;
o    preferred and common stock;
o    foreign government securities; and
o securities rated less than the four highest grades of S&P or Moody's but not lower BB- (S&P) or Ba3 (Moody's). Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents. When doing so, the Account is not investing to achieve its investment objectives.


The Bond Account is generally a suitable investment for an investor seeking monthly dividends to produce income or to be reinvested in additional Account shares to help achieve modest growth objectives without accepting the risks of investing in common stocks. However, when interest rates fall, the price of a bond rises and when interest rates rise, the price declines. In addition, the value of the securities held by the Account may be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.


Account Performance Information


     -------------------------------    ----------------------------------------
            Annual Total Return                     Highest & lowest
     -------------------------------             quarterly total returns
 1989  13.86%  1995  22.17%                        for the last 10 years
 1990   5.22%  1996   2.36%             ----------------------------------------
 1991  16.72%  1997  10.60%                 Quarter Ended           Return
 1992   9.38%  1998   7.69%             ----------------------------------------
 1993  11.67%                                  6/30/89               8.76%
 1994  -2.90%                                  9/30/96              (3.24%)
                                        ----------------------------------------
Calendar Years Ended December 31
                                   ---------------------------------------------
                                            Average annual total returns
                                      for the period ending December 31, 1998
                                   ---------------------------------------------
                                                     Past One Past Five Past Ten
                                                        Year     Years    Years
                                                     -------- --------- --------
                                     Bond Account       7.69%    7.66%    9.46%


                                     Lehman Brothers
                                       BAA Corporate
                                       Index            6.96     7.34     9.25
                                     Lipper Corporate
                                       Debt BBB Rated
                                       Fund Average     6.25     7.00     9.19
                                   ---------------------------------------------

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
           Account Operating Expenses                     Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.49%    $52    $164      $285    $640
Other Expenses........................  0.02%
                                        -----
   Total Account Operating Expenses     0.51%
--------------------------------------------------------------------------------

During the fiscal year ended December 31, 1998, the average ratings of the Account's assets based on markte value at each mont-end, were as follows (all ratings are by Moody's):

                                            2.08% in securities  rated Aaa
                                            2.78% in securities rated Aa
                                            24.00% in securities rated A
                                            64.55% in securities rated Baa
                                            6.59% in securities rated Ba

Day-to-day Account management:
    Since November 1996   Scott A. Bennett, CFA. Assistant Director - Securities
                          Investment of Principal Capital Management LLC since
                          1996. Prior thereto, Investment Manager.



GROWTH-ORIENTED ACCOUNT


Capital Value Account


The Capital Value Account seeks to provide long-term capital appreciation and secondarily growth of investment income. It invests primarily in common stocks and may also invest in other equity securities. To achieve its investment objective, the Sub-Advisor, Invista, invests in securities that have "value" characteristics. This process is known as "value investing." Value stocks tend to have higher yields and lower price to earnings (P/E) ratios than other stocks.


Securities chosen for investment may include those of companies that Invista believes can be expected to share in the growth of the nation's economy over the long term. The current price of the Account's assets reflects the activities of the individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary.

In making selections for the Account's investment portfolio, Invista uses an approach described as "fundamental analysis." The basic steps are involved in this analysis are:

o Research. Invista researches economic prospects over the next one to two years rather than focusing on near term expectations. This approach is designed to provide insight into a company's real growth potential.

o Valuation. The research findings allow Invista to identify the prospects for the major industrial, commercial and financial segments of the economy. Invista looks at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition and research productivity. It then uses this information to judge the prospects for each industry for the near and intermediate term.

o Ranking. Invista then ranks the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. Computer models help to quantify the research findings.

o Stock selection. Invista buys and sells stocks according to the Account's own policies using the research and valuation ranking as a basis. In general, Invista buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, other factors may be taken into account such as:
     o    events that could cause a stock's price to rise or fall;
     o    anticipation of high potential reward compared to potential risk; and
     o belief that a stock is temporarily mispriced because of market overreactions.

The Capital Value Account is generally a suitable investment for investors seeking long-term growth who are willing to accept the risks of investing in common stocks but also prefer investing in companies that appear to be considered undervalued relative to similar companies. As with all mutual funds, if you sell shares when their value is less than the price you paid, you will lose money.


Account Performance Information


      ----------------------------------     -----------------------------------
               Annual Total Returns                   Highest & lowest
      ----------------------------------          quarterly total returns
       1989  16.18%   1994   0.49%                  for the last 10 years
       1990  -9.86%   1995  31.91%           -----------------------------------
       1991  38.67%   1996  23.50%             Quarter Ended            Return
       1992   9.52%   1997  28.53%           -----------------------------------
       1993   7.79%   1998  13.58%              3/31/91               17.85%
      Calendar Years Ended December 31          9/30/90              (17.01%)
                                             -----------------------------------
                           -----------------------------------------------------
                                        Average annual total return
                                  for the period ending December 31, 1998
                           -----------------------------------------------------
                                                     Past One Past Five Past Ten
                                                       Year     Years    Years
                                                     -------- -------- --------
                            Capital Value Account      13.58%   19.03%   15.15%


                            S&P 500 Stock Index        28.58    24.06    19.21
                            Lipper Growth and Income
                              Fund Average             15.61    18.53    15.76
                           -----------------------------------------------------

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
        Account Operating Expenses                         Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.43%    $45     $141    $246     $555
Other Expenses........................  0.01%
                                        -----
   Total Account Operating Expenses     0.44%
--------------------------------------------------------------------------------


Day-to-day Account management:
    Since November 1996     Catherine A. Zaharis, CFA. Portfolio Manager of
                            Invista Capital Management, LLC since 1987.



GROWTH-ORIENTED ACCOUNT


International Account


The International Account seeks to provide long-term growth of capital by investing in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Account intends to have at least 65% of its assets invested in companies of at least three countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


Under  unusual  market  or  economic  conditions,  the  Account  may  invest  in securities issued by domestic or foreign corporations, governments or governmental agencies, instrumentalities or political subdivisions. The securities may be denominated in U.S. dollars or other currencies.

Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia
(Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.

In choosing investments for the Account, the Sub-Advisor, Invista, pays particular attention to the long-term earnings prospects of the various companies under consideration. Invista then weighs those prospects relative to the price of the security.

The values of the stocks owned by the Account change on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short term, stock prices and currencies can fluctuate dramatically in response to these factors. In addition, there are risks involved with any investment in foreign securities that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The International Account is generally a suitable investment for investors who seek long-term growth and who want to invest in non-U.S. companies. This Account is not an appropriate investment for investors who are seeking either preservation of capital or high current income. Suitable investors must be able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies. As with all mutual funds, the value of the Account's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.


Account Performance Information


     -------------------------------    ----------------------------------------
            Annual Total Return                     Highest & lowest
     -------------------------------            quarterly total returns
      1995   14.17%                                for the last 5 years
      1996   25.09%                     ----------------------------------------
      1997   12.24%                          Quarter Ended           Return
      1998    9.98%                     ----------------------------------------
                                              12/31/98              16.60%
                                              9/30/98              (17.11%)
                                        ----------------------------------------
  Calendar Years Ended December 31
                                  ----------------------------------------------
                                            Average annual total returns
                                      for the period ending December 31, 1989
                                  ----------------------------------------------
                                                              Past One Past Five
                                                                Year    Years
                                                              -------- ---------
                                   International Account        9.98%   12.09%*

                                   Morgan Stanley Capital
                                   International EAFE
                                     (Europe, Australia and
                                     Far East) Index           20.00     9.19
                                   Lipper International Fund
                                     Average                   13.02     7.87
                                  ----------------------------------------------
                                       * Period from May  1, 1994, date first
                                         offered to  the public, through
                                         December 31, 1998.

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
           Account Operating Expenses                     Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees....................... 0.73%     $79     $246    $428     $954
Other Expenses........................ 0.04%
                                       -----
    Total Account Operating Expenses   0.77%
--------------------------------------------------------------------------------


Day-to-day Account management:
     Since April 1994    Scott D. Opsal, CFA.  Executive Vice President and
                         Chief Investment Officer of Invista Capital Management,
                         LLC since 1997. Vice President, 1986-1997.



GROWTH-ORIENTED ACCOUNT


LargeCap Growth Account


The LargeCap Growth Account seeks long-term growth of capital. It primarily invests in stocks of growth-oriented companies. Under normal market conditions, the Account invests at least 65% of its total assets in common stocks of growth companies with a large market capitalization, generally greater than $10 billion measured at the time of investment. The Sub-Advisor, Janus, selects stocks for the Account's portfolio when it believes that the market environment favors investment in those securities. Common stock investments are selected in industries and companies that Janus believes are experiencing favorable demand for their products and services or are operating in a favorable environment from a competitive and regulatory standpoint.

Janus uses a bottom-up approach in building the portfolio.This approach seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Account, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure.

It is the policy of the Account to purchase and hold securities for capital growth. If Janus is satisfied with the performance of a security and anticipates continued appreciation, the Account will generally retain the security. However, changes in the Account are made if Janus believes they are advisable. This may occur if a security reaches a price objective or if a change is warranted by developments that were not foreseen at the time of the decision to buy the security. Since investment decisions generally are made without reference to the length of time the Account has held a security, a significant number of short-term transactions may result. To a limited extent, the Account may also purchase a security in anticipation of relatively short-term price gain. To the extent that the Account engages in short-term trading, it may have increased transaction costs.

Although Janus expects that under normal market conditions the assets of the Account will be invested in common stocks, it may also invest in other securities when Janus perceives an opportunity for capital growth from such securities or to receive a return on idle cash. These may include: U.S. Government obligations, corporate bonds and debentures, high grade commercial paper, preferred stocks, convertible securities, warrants or other securities of U.S. issuers. Pursuant to an exemptive order that Janus has received from the SEC, the Account may also invest in money market funds managed by Janus as a means of receiving a return on idle cash. The Account's cash position may increase when Janus is unable to locate investment opportunities that it believes have desirable risk/reward characteristics.

The Account may invest up to 5% of its assets in high-yield/high-risk bonds. Such securities are sometimes referred to as "junk bonds" and are considered speculative. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. The Account may also invest up to 25% of its assets in securities of foreign companies. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As a result, the value of your investment in the Account will go up and down. If you sell your shares when their value is less than the price you paid, you will lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.


The LargeCap Growth Account is designed for long-term investors for a portion of
their  investments.   It  is  not  designed  for  investors  seeking  income  or conservation of capital.


Account Performance Information

       The example shown below assumes 1) an investment of $10,000, 2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
        Account Operating Expenses                         Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees....................... 1.10%    $143     $444     N/A      N/A
Other Expenses........................ 0.30%
                                       -----
    Total Account Operating Expenses   1.40%*

--------------------------------------------------------------------------------
*Estimated (Manager has agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 1.20% for 1999.)

Day-to-day Account management:
    Since April 1999        E. Marc Pinto, Vice President Janus Capital
    (Account's inception)   Corporation since 1994. Prior to that, Mr. Pinto was
                            employed by a family firm and as an Associate in the Investment Banking Division of Goldman Sachs.



GROWTH-ORIENTED ACCOUNT


MidCap Account


The MidCap Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies. It primarily invests in stocks of growth-oriented companies. Stocks that are chosen for the Account by the Sub-Advisor, Invista, are thought to be responsive to changes in the marketplace and have the fundamental characteristics to support growth. The Account may invest for any period in any industry, in any kind of growth-oriented company. Companies may range from well established, well known to new and unseasoned. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Under normal market conditions, the Account invests at least 65% of its assets in securities of companies with market capitalizations in the $1 billion to $10 billion range. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account may invest up to 20% of its assets in securities of foreign companies. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The values of the stocks owned by the Account change on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.


The MidCap Account is generally a suitable investment for investors seeking long-term growth and who are willing to accept the potential for short-term fluctuations in the value of their investments. The Account is designed for long-term investors for a portion of their investments and not designed for investors seeking income or conservation of capital.



Account Performance Information


     ----------------------------------     -----------------------------------
              Annual Total Returns                     Highest & lowest
     ----------------------------------            quarterly total returns
       1989  21.84%   1994   0.78%                 for the last 10 years
       1990 -12.50%   1995  29.01%           -----------------------------------
       1991  53.50%   1996  21.11%            Quarter Ended            Return
       1992  14.94%   1997  22.75%           -----------------------------------
       1993  19.28%   1998   3.69%             3/31/91               25.86%
      Calendar Years Ended December 31         9/30/90              (26.61%)
                                             -----------------------------------
                           -----------------------------------------------------
                                        Average annual total return
                                  for the period ending December 31, 1998
                           -----------------------------------------------------
                                                     Past One Past Five Past Ten
                                                       Year     Years    Years
                                                     -------- -------- --------
                            MidCap Account               3.69%   14.92%   16.22%


                            S&P 500 Stock Index         28.58    24.06    19.21
                            Lipper Mid-Cap Fund Average 12.16    15.18    15.83
                           -----------------------------------------------------

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
        Account Operating Expenses                         Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.61%   $63     $199     $346     $774
Other Expenses........................  0.01%
                                        -----
   Total Account Operating Expenses     0.62%
--------------------------------------------------------------------------------


Day-to-day Account management:
     Since December 1987   Michael R. Hamilton, Portfolio Manager of Invista
     (Account's inception) Capital Management, LLC since 1987.



GROWTH-ORIENTED ACCOUNT


MidCap Growth Account


The MidCap Growth Account seeks long-term growth of capital. It invests primarily in common stocks of medium capitalization companies, generally firms with a market value between $1 billion and $10 billion. In the view of the Sub-Advisor, Dreyfus, many medium sized companies:
o    are in fast growing industries;
o    offer superior earnings growth potential, and
o    are characterized by strong balance sheets and high returns on equity.


Because companies in this market are smaller, prices of their stocks tend to be more volatile than stocks of companies with larger capitalizations. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative. The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies.

Common stocks are selected for the Account so that in the aggregate, the investment characteristics and risk profile of the Account are similar to the Standard & Poor's MidCap 400 Index (S&P MidCap). While it may maintain investment characteristics similar to the S&P MidCap, the Account seeks to invest in companies that in the aggregate will provide a higher total return than the S&P MidCap. The Account is not an index fund and does not limit its investments to the securities of issuers in the S&P MidCap.

Dreyfus uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.

Once such common stocks are identified, Dreyfus constructs a portfolio that in the aggregate breakdown and risk profile resembles the S&P MidCap, but is weighted toward the most attractive stocks. The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold". The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security.

The MidCap Growth Account is generally a suitable investment for investors seeking long-term growth and who are willing to accept the potential for short-term fluctuations in the value of their investments. The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Account is designed for long term investors for a portion of their investments and not designed for investors seeking income or conservation of capital. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.






"Standard & Poor's MidCap 400 Index" is a trademark of Standard & Poor's Corporation (S&P). S&P is not affiliated with Principal Life Insurance Company or with the Fund.


Account Performance Information

------------------------------------------  ------------------------------------
        Average annual total return                  Highest & lowest
  for the period ending December 31, 1998        quarterly total returns
------------------------------------------       for the last 3 quarters
                               Past One     -----------------------------------
                                 Year          Quarter Ended           Return
                               --------     ------------------------------------
    MidCap Growth Account       (3.40%)*         12/31/98               22.31%
                                                  9/30/98              (16.95%)
    S&P 400 MidCap Index        19.12       ------------------------------------
    Lipper MidCap Fund
      Average                   12.16
 -----------------------------------------
    * Period from May 1, 1998, date first
      offered to the public, through
      December 31, 1998.


       The table shown above provides some indication of the risks of investing in the Account by showing how the Account's average annual return compares with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000, 2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
             Account Operating Expenses                    Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.90%   $129     $403    $697    $1,534
Other Expenses........................  0.37%
                                        -----
    Total Account Operating Expenses    1.27%*
--------------------------------------------------------------------------------
*Manager has agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 0.96% for 1999.

Day-to-day Account management:
     Since April 1998       John O'Toole, CFA. Portfolio Manager of The Dreyfus
     (Account's inception)  Corporation and Senior Vice President of Mellon
                            Equity Associates LLP (an affiliate of The Dreyfus
                            Corporation) since 1990.



GROWTH-ORIENTED ACCOUNT


MidCap Value Account


The MidCap Value Account seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and market capitalizations in the $1 billion to $10 billion range.

Under normal market conditions, the Account invests at least 65% of its total assets in common stocks of companies with a medium market capitalization. Companies may range from the well established and well known to the new and unseasoned. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative. Smaller companies may also be developing or marketing new products or services for which markets are not yet established and may never become established.

The stocks are selected using a value-oriented investment approach by the Sub-Advisor, Neuberger Berman Management Inc. Neuberger Berman identifies value stocks in several ways. One of the most common identifiers is a low price-to-earnings ratio (stocks selling at multiples of earnings per share that are lower than that of the market as a whole). Other criteria are high dividend yield, a strong balance sheet and financial position, a recent company restructuring with the potential to realize hidden values, strong management and low price-to-book value (net value of the company's assets). Neuberger Berman also looks for companies with consistent cash flow, a sound track record through all phases of the market cycle, a strong position relative to competitors, a high level of management stock ownership and a recent sharp stock price decline that appears to result from a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.

This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive. It is anticipated that the annual portfolio turnover rate may be greater than 100%. Turnover rates in excess of 100% generally result in higher transaction costs and a possible increase in short-term capital gains (or losses).

The net asset value of the Account's shares is based on the value of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Neuberger Berman also may invest in foreign securities. Foreign securities carry risks that are not generally found in securities of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The MidCap Value Account is generally a suitable investment for investors seeking long-term growth and who are willing to accept short-term fluctuations in the value of their investments. It is designed for long term investors for a portion of their investments and not designed for investors seeking income or conservation of capital.



Account Performance Information

       The example shown below assumes 1) an investment of $10,000, 2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
           Account Operating Expenses                     Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees....................... 1.05%    $138     $428     N/A      N/A
Other Expenses........................ 0.30%

   Total Account Operating Expenses    1.35%*

--------------------------------------------------------------------------------
*Estimated (Manager has agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 1.20% for 1999.)

Day-to-day Account management:
     Since April 1999               Co-Manager, Michael M. Kassen, Portfolio
     (Account's inception)          Manager, Neuberger Berman Management, Inc.,
                                    since 1990.

     Since April 1999               Co-Manager, Robert I. Gendelman, Portfolio
     (Account's inception)          Manager, Neuberger Berman Management, Inc.,
                                    since 1994.

     Since April 1999               Co-Manager, S. Basu Mullick, Portfolio
     (Account's inception)          Manager, Neuberger Berman Management, Inc.,
                                    since 1998. Prior thereto, Portfolio
                                    Manager, Ark Asset Management Co, Inc. from
                                    1993-1998.


Money Market Account


The Money Market Account has an investment objective of as high a level of current income available from investments in short-term securities as is considered consistent with preservation of principal and maintenance of liquidity. It invests its assets in a portfolio of money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks.


The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
o    to take advantage of market variations;
o    to generate cash to cover sales of Account shares by its shareholders; or
o    upon revised valuation of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The Account does have an ability to borrow money to cover the sale of Accounts shares. The sale of portfolio securities is usually a taxable event.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
o U.S. Government securities which are issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds.
o U.S. Government agency securities which are issued or guaranteed by agencies or instrumentalities of the U.S. Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality.
o    Bank obligations consisting of:
     o certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank or
     o bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
o Commercial paper that is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs.
o Short-term corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity.
o Repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short duration (less than a week) but may have a longer duration.
o Taxable municipal obligations that are short-term obligations issued or guaranteed by state and municipal issuers that generate taxable income.

An investment in the Account is not insured or guaranteed by the FDIC or any other government agency. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account.


The Money Market Account is generally a suitable investment for investors seeking to invest without incurring much principal risk or for short-term needs.



Account Performance Information


Annual Total Returns

1989    8.98%  1994    3.76%
1990    8.01%  1995    5.59%
1991    5.92%  1996    5.07%
1992    3.48%  1997    5.04%
1993    2.69%  1998    5.20%

       The bar chart shown above provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year. The example shown below assumes 1) an investment of $10,000, 2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
        Account Operating Expenses                       Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.50%    $53    $167     $291     $653
Other Expenses........................  0.02%
                                        -----
   Total Account Operating Expenses     0.52%
--------------------------------------------------------------------------------




GROWTH-ORIENTED ACCOUNT


SmallCap Account


The SmallCap Account seeks long-term growth of capital. It invests in equity securities of companies in the U.S. with comparatively smaller market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Under normal market conditions, the Account invests at least 65% of its assets in securities of companies with market capitalizations of $1 billion or less.


In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics. In managing the assets of the Account, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Invista's estimation of forwarding looking rates of return.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.


The SmallCap Account is generally a suitable investment for investors seeking long-term growth and who are willing to accept the potential for volatile fluctuations in the value of their investment. This Account is designed for long term investors for a portion of their investments. It is not designed for investors seeking income or conservation of capital.


Account Performance Information


-------------------------------------------  -----------------------------------
        Average annual total returns                    Highest & lowest
  for the period ending December 31, 1998          quarterly total returns
-------------------------------------------         for the last 3 quarters
                                  Past One   -----------------------------------
                                     Year      Quarter Ended           Return
                                  --------   -----------------------------------
       SmallCap Account            (20.51%)*      12/31/98             21.10%
                                                   9/30/98            (24.33%)
                                             -----------------------------------
       S&P 600 Index                (1.31)
       Lipper SmallCap Fund Average (0.33)
     --------------------------------------
       *Period from May 1, 1998, date first
        offered to the public, through
        December 31, 1998.


       The table shown above provides some indication of the risks of investing in the Account by showing how the Account's average annual return compares with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000, 2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
           Account Operating Expenses                     Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees....................... 0.85%    $100     $312    $542    $1,201
Other Expenses........................ 0.13%
                                       -----
   Total Account Operating Expenses    0.98%
--------------------------------------------------------------------------------


Day-to-day Account management:
     Since April 1998               Co-Manager, Mark T. Williams, Portfolio
     (Account's inception)          Manager of Invista Capital Management, LLC
                                    since 1991.

     Since April 1998               Co-Manager, John F. McClain, Portfolio
     (Account's inception)          Manager of Invista Capital Management, LLC
                                    since 1995. Investment Officer, 1992-1995.



GROWTH-ORIENTED ACCOUNT


SmallCap Growth Account


The SmallCap Growth Account seeks long-term growth of capital. It invests primarily in a diversified group of equity securities of small growth companies. Generally, at the time of the Account's initial purchase of a security, the market capitalization of the issuer is less than $1 billion. Growth companies are generally those with sales and earnings growth that is expected to exceed the growth rate of corporate profits of the S&P 500 Index. Investments in companies with small market capitalizations carry their own risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Under normal market conditions, the Account invests at least 65% of its assets in equity securities of small growth companies. The balance of the Account may include equity securities of companies with market capitalizations in excess of $1 billion, foreign securities, corporate fixed-income securities, government securities and short term investments. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In selecting securities for investment, the Sub-Advisor, Berger, places primary emphasis on companies which it believes have favorable growth prospects. Berger seeks to identify small growth companies that either:
o    occupy a dominant position in an emerging industry, or
o    has a growing market share in larger, fragmented industries.
While these companies may present above average risk, Berger believes that they may have the potential to achieve long-term earnings growth substantially above the earnings growth of other companies.

The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.


The SmallCap Growth Account is generally a suitable investment for investors seeking long-term growth and who are willing to accept the potential for volatile fluctuations in the value of their investment. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. This Account is designed for long term investors for a portion of their investments. It is not designed for investors seeking income or conservation of capital.


Account Performance Information


-------------------------------------------  -----------------------------------
        Average annual total return                   Highest & lowest
 for the period ending December 31, 1998         quarterly total returns
-------------------------------------------      for the last 3 quarters
                               Past One      -----------------------------------
                                 Year          Quarter Ended           Return
                               --------      -----------------------------------
 SmallCap Growth Account         2.96%*          12/31/98               27.53%
                                                  9/30/98              (18.94%)
 Russell 2000 Growth Index       1.23        -----------------------------------
 Lipper SmallCap Fund Average   (0.33)
-------------------------------------------
 * Period from May 1, 1998, date first
   offered to the public, through
   December 31, 1998.


       The table shown above provides some indication of the risks of investing in the Account by showing how the Account's average annual return compares with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000, 2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
             Account Operating Expenses                    Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees....................... 1.01%    $133     $415    $718    $1,579
Other Expenses........................ 0.30%
                                       -----
    Total Account Operating Expenses   1.31%*
--------------------------------------------------------------------------------
*Manager has agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 1.06% for 1999.

Day-to-day Account management:
    Since November 1998   Amy K. Selner, Vice President and portfolio manager of
                          Berger Associates, Inc. since 1997. Senior Research
                          Analyst, 1996-1997. Prior thereto, Assistant Portfolio
                          Manager and Research Analyst with INVESCO Trust
                          Company, 1991-1996.



GROWTH-ORIENTED ACCOUNT


Stock Index 500 Account


The Stock Index 500 Account seeks long-term growth of capital. Under normal market conditions, it invests at least 80% of its assets in common stocks of companies that compose the S&P 500 Index. The Sub-Advisor, Invista, will attempt to mirror the investment performance of the index by allocating the Account's assets in approximately the same weightings as the S&P 500. Over the long-term, Invista seeks a correlation between the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.


The Account is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Account uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Invista focuses on tracking the S&P 500.

Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is effected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

Invista reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead Invista to believe that it should not be a part of the Account's assets.

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of your investment in the Account will go up and down, which means that you could lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.

The Account uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between Account and index performance may be affected by the Account's expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and sales of Account shares. The Account may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements, and could also reduce the opportunity for gain.

The Stock Index 500 Account is generally a suitable investment for investors seeking long-term growth who are willing to accept the risks of investing in common stocks and prefer a passive rather than active management style.










* Standard & Poor's Corporation is not affiliated with Principal Variable Contracts Fund, Inc., Invista Capital Management, LLC, or with Principal Life Insurance Company.


Account Performance Information

       The example shown below assumes 1) an investment of $10,000, 2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
           Account Operating Expenses                     Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees....................... 0.35%     $77     $239     N/A      N/A
Other Expenses........................ 0.40%
                                       -----
   Total Account Operating Expenses    0.75%*

--------------------------------------------------------------------------------
*Estimated (Manager has agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 0.40% for 1999.)

Day-to-day Account management:
    Since April 1999        Dean Roth, Portfolio Manager of Invista Capital
    (Account's inception)   Management, LLC since 1993.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS
The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices
Equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.


The Growth-Oriented Accounts invest primarily in common stocks. Under normal market conditions, the Blue Chip, Capital Value, International, and MidCap Accounts are fully invested in equity securities. Under unusual circumstances, each of the Growth-Oriented Accounts may invest without limit in cash for temporary or defensive purposes. The Accounts also maintain a portion of their assets in cash while they are making long-term investment decisions and to cover sell orders from shareholders.

The Bond Account invests primarily in fixed income securities. Fixed income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some fixed income securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Fixed income securities are sensitive to changes in interest rates. In general, their prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Bond prices are also affected by the credit quality of the issuer. Investment grade fixed income securities are medium and high quality securities. Some bonds may have speculative characteristics and be particularly sensitive to economic conditions and the financial condition of the issuers.


Repurchase Agreements and Loaned Securities
Each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Accounts,  except the Capital Value and Money Market  Accounts,  may
lend  its  portfolio   securities  to  unaffiliated   broker-dealers  and  other
unaffiliated qualified financial institutions.


Currency Contracts
The Accounts (except Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated in or exposed to or generally quoted or currently convertible into the currency).

Hedging is a technique that may be used in an attempt to reduce risk. If an Account's Manager or Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss, regardless of whether the intent was to reduce risk or to increase return. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. Additionally, there is the risk of governmental action through exchange controls that would restrict the ability of the Account to deliver or receive currency.


Forward Commitments
Each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.


Warrants
Each of the Accounts (except Money Market) may invest up to 5% of its total assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the purchase current market price.

Risks of High Yield Securities
The Bond Account and MidCap Value Account (up to 15% of its net assets) and the LargeCap Growth Account may invest in fixed income securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.


Investment in high yield bonds involves special risks in addition to the risks associated with investment in high rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such creditworthiness analysis than would be the case if the Account were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager thinks it is in the best interest of shareholders.


Foreign Securities
Each of the following Accounts may invest in foreign securities to the indicated percentage of its assets (debt securities issued in the United States pursuant to a registration statement filed with the Securities and Exchange Commission are not treated as foreign securities for purposes of these limitations.):
        International Account - 100%;
        LargeCap  Growth and SmallCap  Growth  Accounts - 25%;
        Blue Chip, Bond, Capital Value and SmallCap Accounts - 20%.
        MidCap, MidCap Growth, MidCap Value and Stock Index 500 Accounts - 10%.

The Money Market Account does not invest in foreign securities other than those that are United States dollar denominated. All principal and interest payments for the security are payable in U.S. dollars. The interest rate, the principal amount to be repaid and the timing of payments related to the securities do not vary or float with the value of a foreign currency, the rate of interest on foreign currency borrowings or with any other interest rate or index expressed in a currency other than U.S. dollars.

Investment in foreign securities presents certain risks including: fluctuations in currency exchange rates, revaluation of currencies, the imposition of foreign taxes, future political and economic developments including war, expropriations, nationalization, the possible imposition of currency exchange controls and other foreign governmental laws or restrictions. In addition, there may be reduced availability of public information concerning issuers compared to domestic issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements that apply to domestic issuers. Transactions in foreign securities may be subject to higher costs. Each Account's investment in foreign securities may also result in higher custodial costs and the costs associated with currency conversions.


Securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. Foreign securities markets, particularly those in emerging market countries, are known to experience long delays between the trade and settlement dates of securities purchased and sold. Such delays may result in a lack of liquidity and greater volatility in the price of securities on those markets. As a result of these factors, the Board of Directors of the Fund has adopted Daily Pricing and Valuation Procedures for the Fund. These procedures outline the steps to be followed by the Manager and/or Sub-Advisor to establish a reliable market or fair value if a reliable market value is not available through normal market quotations. The Executive Committee of the Board of Directors oversees this process.

Options
Each of the Accounts (except Capital Value and money Market) may buy and sell certain types of options. Each type is more fully discussed in the SAI.

Futures
Each Account may buy and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills, foreign currencies, or on securities indices such as the S&P 500 Index. Futures contracts, options on futures contracts and the commodity exchanges on which they are traded are regulated by the Commodity Futures Trading Commission ("CFTC"). By buying and selling futures contracts and related options, an Account seeks to hedge against a decline in securities owned by the Account or an increase in the price of securities which the Account plans to purchase. An Account may also buy and sell futures contracts and related options to maintain cash reserves while simulating full investment in equity securities and to keep substantially all of its assets exposed to the market.

Securities of Smaller Companies
The MidCap, MidCap Growth, MidCap Value, SmallCap and SmallCap Growth Accounts invest in securities of companies with small- or mid-sized market capitalizations. The LargeCap Growth Account may also, to a limited degree, invest in securities of smaller companies. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.


Unseasoned Issuers
The Accounts may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.


Temporary or Defensive Measures
For temporary or defensive purposes in times of unusual or adverse market conditions, the Accounts may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank certificates of deposit, bank acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock. The LargeCap Growth Account may invest in money market funds sponsored by Janus.


Portfolio Turnover
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.


Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may generate short-term capital gains. You can find the turnover rate for each Account, except for the Money Market Account, in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.

PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange is open. The share price is determined as of the close of business of the Exchange (normally at 3:00 p.m. Central Time). When the Fund receives orders to buy or sell shares, the share price used to fill the order is the next price calculated after the order is placed.

For all Accounts, except the Money Market Account, the share price is calculated by:
     o    taking the current market value of the total assets of the Account
     o    subtracting liabilities of the Account, and
     o    dividing  the  remainder  by the total  number of shares  owned by the
          Account.


The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information. The Money Market Account reserves the right to determine a share price more than once a day.


NOTES:
o If current market values are not readily available for a security, its fair value is determined using a policy adopted by the Fund's Board of Directors.

o An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the New York Stock Exchange. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the New York Stock Exchange is open. If the Manager believes the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.

o Foreign securities markets may trade on days when the New York Stock Exchange is closed (such as customary U.S. holidays) and an Account's share price is not calculated. As a result, the value of an Account's assets may be significantly affected by such trading on days when you cannot purchase or sell shares of the Fund.


DIVIDENDS AND DISTRIBUTIONS


The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.

An Account accrues interest daily on its fixed income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.

The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.

NOTE:As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Manager
Principal Management Corporation (the "Manager") serves as the manager for the Principal Variable Contracts Fund, Inc. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Accounts.


The Manager is a subsidiary of Princor Financial Services Corporation and an affiliate of Principal Life Insurance Company. It has managed mutual funds since 1969. As of March 31, 1999, the Funds it managed had assets of approximately $6.2 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.


The Sub-Advisors
The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory services for a specific Account. For these services, each Sub-Advisor is paid a fee by the Manager.


Accounts: Blue Chip, Capital Value,  International,  MidCap,  SmallCap and Stock
          Index 500
Sub-Advisor:  Invista  Capital  Management,   LLC  ("Invista"),   an  indirectly
     wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 1985. It manages investments for institutional investors, including Principal Life. Assets under management as of December 31, 1998 were approximately $31 billion. Invista's address is 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.


Account:        LargeCap Growth
Sub-Advisor: Janus Capital Corporation ("Janus"), 100 Fillmore Street, Denver CO
     80206-4928, was formed in 1970. Kansas City Southern Industries, Inc. owns approximately 82% of the outstanding voting stock of Janus, most of which it acquired in 1984. As of February 1, 1999, Janus managed or administered over $120 billion in assets.


Account:        MidCap Growth
Sub-Advisor:    The Dreyfus  Corporation,  located at 200 Park Avenue, New York,
                NY 10166,  was  formed in 1947.  The  Dreyfus  Corporation  is a wholly-owned  subsidiary  of  Mellon  Bank,  N.A.,  which  is  a wholly-owned  subsidiary of Mellon Bank Corporation (Mellon). As
                of  December  31,  1998  the  Dreyfus   Corporation  managed  or
                administered   approximately   $118.5   billion  in  assets  for
                approximately 1.7 million investor accounts nationwide.

Account:        MidCap Value
Sub-Advisor:    Neuberger  Berman  Management  Inc.  ("Neuberger  Berman") is an
                affiliate of Neuberger Berman, LLC. Neuberger Berman LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180.
                Together with Neuberger Berman, the firms manage more than $49 billion in total assets (as of September 30, 1998) and continue an asset management history that began in 1939.


Account:        SmallCap Growth
Sub-Advisor:  Berger  Associates,   Inc.  Berger's  address  is  210  University
     Boulevard, Suite 900, Denver CO 80206. It serves as investment advisor, sub-advisor, administrator or sub-administrator to mutual funds and institutional investors. Berger is a wholly-owned subsidiary of Kansas City Southern Industries, Inc. (KCSI). KCSI is a publicly traded holding company with principal operations in rail transportation, through its subsidiary The Kansas City Southern Railway Company, and financial asset management businesses. Assets under management for Berger as of December 31, 1998 were approximately $3.4 billion.

Duties of the Manager and Sub-Advisor
The Manager or the Sub-Advisor provides the Board of Directors of the Fund a recommended investment program. Each program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or the Sub-Advisor advises each Account on its investment policies and determines which securities are bought and sold, and in what amounts.

The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 1998 was:

                     Management                   Other       Total Operating
    Account             Fees                    Expenses          Expenses

 Bond                   0.49%                     0.02%            0.51%
 Capital Value          0.43                      0.01             0.44
 International          0.73                      0.04             0.77
 MidCap                 0.61                      0.01             0.62
 MidCap Growth          0.90                      0.37             1.27
 Money Market           0.50                      0.02             0.52
 SmallCap               0.85                      0.13             0.98
 SmallCap Growth        1.01                      0.30             1.31


The Fund and the Manager, under an order received from the SEC, are able to change Sub-Advisors or the fees paid to a Sub-Advisor without the expense and delay of a shareholder meeting. However, the order will not be relied upon by an Account until the Fund receives approval from:
o    contract owners who have assets in the Account, or
o in the case of a new Account, the Account's sole initial shareholder before the Account is available to contract owners. (Before the Blue Chip, LargeCap Growth, MidCap Growth, MidCap Value, SmallCap Growth and Stock Index 500 Accounts were available to contractowners, the initial shareholder of each of those Accounts approved their operation in the manner described in the order.)

The order does not allow the Manager, without shareholder approval, to:
o appoint a Sub-Advisor that is an affiliate of the Manager or the Fund (other than by reason of serving as Sub-Advisor to an Account) (an "affiliated Sub-Advisor"), or
o    change a subadvisory fee of an affiliated Sub-Advisor.



MANAGERS' COMMENTS

Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Account. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Account for 1998. The accompanying graphs display results for the past 10 years or the life of the Account, whichever is shorter. Average Annual Total Return figures provided for each Account in the graphs reflect all expenses of the Account and assume all distributions are reinvested at net asset value. The figures do not reflect expenses of the variable life insurance contracts or variable annuity contracts that purchase Account shares; performance figures for the divisions of the contracts would be lower than performance figures for the Accounts due to the additional contract expenses. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.


Growth-Oriented Accounts

Capital Value Account
(Catherine A. Zaharis)


--------------------------------------------
                 Total Returns
            As of December 31, 1998
         1 Year    5 Year    10 Year
--------------------------------------------
         13.58%    19.03%    15.15%
--------------------------------------------


Comparison of Change in Value of $10,000 Investment in the Capital Value Account, Lipper Growth & Income Fund Average and S&P 500 Stock Index


                                 Capital         S&P 500            Lipper
                                  Value           Stock        Growth & Income
 Year Ended December 31,         Account          Index          Fund Average
 ----------------------          -------         ------          ------------
                                  10,000         10,000             10,000
      1989                        11,618         13,168             12,354
      1990                        10,473         12,758             11,804
      1991                        14,522         16,647             15,237
      1992                        15,905         17,915             16,605
      1993                        17,145         19,717             18,523
      1994                        17,229         19,976             18,349
      1995                        22,726         27,474             24,004
      1996                        28,066         33,778             28,992
      1997                        36,074         45,043             36,861
      1998                        40,973         57,915             42,615

Note: Past performance is not predictive of future performance.

The Capital Value Account had an experience in 1998 very similar to other funds in that the index was a benchmark nearly unattainable. There were several factors that aided positive returns, but hindered the opportunity to keep pace with the S&P 500.

The performance of the market was led by the technology sector which was underrepresented in this value portfolio. Valuations of these companies have reached heights that suggest that growth will be phenomenal for a very long time. Due to the fact that very few companies in the technology sector could be defined as "value" due to this market strength, the managers have avoided this area.

Another interesting aspect of the markets in 1998 was the size factor. The bigger the stock was, the better it seemed to do. Large cap indexes did much better than mid-cap indexes which did better than those indexes representing small cap names. Although the Account's holdings were primarily focused in the large cap arena, some holdings were in the mid cap range as valuations continue to get even more compelling. Although these companies did not perform well as a whole in 1998, they did represent some excellent long term value opportunities.

The value companies the portfolio has focused on have been quite a bit different than traditional "value" names. Although all of the new companies in the portfolio were selling at a discount to the market at purchase, many of them had much more traditional growth prospects. The deep cyclical and basic materials companies have suffered from disinflation as well as a pullback in demand from emerging markets. Due to these occurrences, managers have underweighted more cyclical names in favor of consistent growth at a discount. This focus has helped returns relative to other value portfolios.

The Account's focus throughout 1998 was one of quality value. That focus will be continued into 1999 as economic and world events are closely monitored.

International Account
(Scott D. Opsal)

----------------------------------------------
              Total Returns *
          As of December 31, 1998
1 Year  Since Inception Date 5/2/94    10 Year
----------------------------------------------
9.98%              12.09%                --
----------------------------------------------


Comparison of Change in Value of $10,000 Investment in the International Account, EAFE and Lipper International Fund Average

                                             Morgan Stanley         Lipper
      Year Ended         International           EAFE            International
     December 31,           Account              Index               Index
     -----------            ------               -----              ------
                            10,000               10,000             10,000
         1994                9,663                9,990              9,758
         1995               11,032               11,110             10,676
         1996               13,800               11,781             11,934
         1997               15,488               11,991             12,583
         1998               17,034               14,389             14,221

Note:  Past performance is not predictive of future performance.


The International Account's return of 9.98% in 1998 was below the EAFE Index return of 20.00%. Most of the Account's shortfall occurred during the second half of the year. Two investment themes dominated returns and performance during the second half of 1998. The most significant theme was the third quarter collapse of emerging markets, brought on by Russia's devaluation and debt default and the simultaneous currency crisis in Brazil. These events shook investor confidence which created a flight to quality, soaring risk premiums in most stocks, and a slower economic growth outlook.

A secondary theme was the ongoing economic problems in Japan. Japan's economy is in a serious recession and is undoubtedly the weakest economy of any developed nation. Its banking crisis is far from being solved, and government policy has created a fiscal budget deficit equal to 10% of GDP, an unheard of level for a major economy.

These two themes  influenced the positioning of the International  Account.  The
managers   increased   exposure  to  defensive,   or  lower  risk  stocks,   and
underweighted the Japanese market. One of the main reasons for the underperformance was the execution of moving the portfolio into a more defensive position which was not fully effective. Several of the stocks were in low risk businesses, but had exposure to poor performing emerging markets. The second area of underperformance was the underweight position of the Japanese yen. Although economic analysis of Japan proved to be right on the mark and Japan's stock market continued to languish, the Japanese yen was very strong and outpaced the other developed market currencies.

The Account continues to have a small weighting in the Japanese market and a large weighting in Europe. The managers do not expect a severe recession in Europe this year, but growth is slowing. Inflation does not appear to be a risk, and therefore, interest rates should remain low helping to bolster stock prices. Portfolio weightings in reasonably priced names with growth and/or defensive characteristics will continue to be raised.

MidCap Account
(Michael R. Hamilton)

--------------------------------------------
              Total Returns *
          As of December 31, 1998
   1 Year        5 Year            10 Years
--------------------------------------------
    3.69%        14.92%              16.22%
--------------------------------------------


Comparison of Change in Value of $10,000 Investment in the MidCap
Account, Lipper Mid Cap Fund Average and S&P 500 Stock Index

                                                                   Lipper
                                   MidCap         S&P 500         Mid-Cap Fund
Year Ended December 31,           Account          Index           Average
----------------------            -------          ------          -------
                                   10,000          10,000          10,000
         1989                      12,184          13,168          12,710
         1990                      10,661          12,758          12,258
         1991                      16,364          16,647          18,538
         1992                      18,809          17,915          20,227
         1993                      22,436          19,717          23,201
         1994                      22,611          19,976          22,725
         1995                      29,171          27,474          30,035
         1996                      35,329          33,778          35,418
         1997                      43,368          45,043          42,370
         1998                      44,967          57,915          47,523

Note:  Past performance is not predictive of future performance.


Stock market returns for 1998 were both volatile and divergent. Large caps outdistanced their mid and small cap counterparts by a considerable margin as investors gravitated to companies with assumed stable and visible earnings streams. Also, market volatility seemed a constant during the year with large price swings, especially occurring during the 3rd and 4th quarters. Much of this activity was fueled by the Asian crisis that began in 1997 and investors' concerns that growth rates and profitability of companies would be hurt as the effects spread throughout the world. However, the U.S. economy performed quite admirably due to low inflation, low interest rates, financial liquidity and high consumer confidence.

The Midcap Account's performance trailed the S&P 500 Index primarily due to its emphasis on smaller cap companies. Roughly 80% of the portfolio is invested in companies with market capitalizations below $4 billion as compared to the Index with only 4% invested in companies below $4 billion. The Financial, Consumer Cyclical and Healthcare sectors were the largest contributors to underperformance relative to the Index. The Technology sector was the primary contributor to positive returns in the portfolio.

Looking ahead to 1999, the same factors driving the slow, sustainable growth in the U.S. economy in 1998 appear to be very much in place. The account managers continue to look for companies that possess competitive advantages, have the potential for above average growth and can be purchased at a reasonable price. The portfolio emphasizes the Technology, Financial, Consumer Cyclical and Healthcare economic sectors. In the Technology sector, value is found in companies that contribute to productivity enhancement. In the Financial sector, the trend toward consolidation is allowing financial companies to manage their capital more prudently. Attractive companies in the Consumer Cyclical sector are those that will benefit from the low unemployment, low interest rate environment. Finally, the Healthcare sector is a beneficiary of a growing elderly population and the ever present desire for better healthcare.

MidCap Growth Account
(John O'Toole)

-------------------------------------------------
                 Total Returns
            As of December 31, 1998
     1 Year         5 Year          10 Year
-------------------------------------------------
     -3.40%*           --               --
-------------------------------------------------
* - Since Inception Date 5/1/98

Comparison of Change in Value of $10,000 Investment in the MidCap Growth Account, Lipper Mid-Cap Fund Average and S&P 400 MidCap Index

                                  MidCap         Lipper              S&P
                                  Growth        Mid-Cap            400 MidCap
 Year Ended December 31,         Account      Fund Average           Index
 ----------------------          -------      ------------          ------
                                  10,000         10,000             10,000
      1998                         9,660          9,814             10,538


Note: Past performance is not predictive of future performance.



The performance of the Account from inception date through December 31, 1998 was below the performance benchmark (S&P MidCap 400 Index) and was obviously disappointing. The primary factor negatively impacting performance was stock selection, which was further impacted by some unique features of the performance benchmark. Additionally, certain portfolio risk factors also contributed to the underperformance.

The S&P MidCap 400 Index was dominated in 1998 by the performance of America Online (AOL). At the beginning of the year, AOL was approximately 1.0% of the benchmark, while by year end it was over 7% of the benchmark, at which time it was moved into the S&P 500 Index. This one stock had a return of 585.64% for 1998, and thus greatly impacted the return of the Index. The account managers did not initiate a position in AOL until midyear, and though the position was held until the end of the year, for the most part the portfolio was either equally weighted or underweighted to the company. Thus, the holdings of this one name had a meaningful impact on relative performance.

In addition to these unique issues with the benchmark, the quantitative valuation process used in the management of the Account did not perform up to historical expectations. This problem was especially acute in September and October, where negative stock selection impacted performance. There have been previous time periods where the manager's process did not meet expectations, but experience has shown that the model rebounded and allowed performance expectations to be met.

As for portfolio risk characteristics that had a negative influence on return, these would include the Account having a modestly smaller than benchmark market capitalization. Even a modest position hurt performance, because 1998 was categorized as a year where larger and mid sized companies outperformed smaller capitalization firms. Finally, the performance was also negatively impacted by the Account having a below benchmark price/earnings (P/E) ratio during a time period when higher P/E stocks outperformed lower P/E issues.

In closing, the returns for the period under review were below our performance expectations. Nonetheless, the managers remain committed to the quantitative equity valuation process along with the fully invested and sector neutral portfolio construction methods.

SmallCap Account
(Mark T. Williams and John F. McClain)

-------------------------------------------------
                 Total Returns
            As of December 31, 1998
    1 Year         5 Year             10 Year
-------------------------------------------------
    -20.51%*          --                  --
-------------------------------------------------
* - Since Inception Date 5/1/98

Comparison of Change in Value of $10,000 Investment in the SmallCap Account, Lipper Small-Cap Fund Average and S&P 600 Index

                                                Lipper                S&P
                                 SmallCap       Small-Cap             600
 Year Ended December 31,         Account      Fund Average           Index
 ----------------------          -------      ------------          ------
                                  10,000         10,000             10,000
      1998                         7,949          8,873              8,835


Note: Past performance is not predictive of future performance.


The SmallCap Account has not yet finished its first year of operation. The Account's inception date was May 1, 1998. In reviewing the past year, it is apparent that May 1 was near the peak for smallcap stock performance, as measured by several indices. The remainder of the year was volatile, especially the second half.

The Account's strategy is to take the best that smallcap growth has to offer and combine it in a single portfolio with the best that smallcap value stocks have to offer. By doing so, managers hope to provide superior results when compared to other smallcap funds.

Initially, approximately 60% of the Account's assets were invested in growth stocks with the balance in value stocks. The original allocation of 60/40 was still in place at year end. This allocation was chosen for two reasons. First, the smallcap value sector has outperformed the smallcap growth sector for several measurement periods. Account managers believe the performance balance going forward has a good chance of being reversed, or at least not expanded further. Second, the opportunities for superior stock selection are greater in the growth area at this time.

Performance for small companies since the Account's inception through September was mostly negative. The companies in the Account's portfolio did not escape this negative return. For the year ended December 31, 1998, the SmallCap Account was below its benchmark with a return of -20.5% (net of expenses) versus that of the Lipper Smallcap Fund Average at -11.27%. The Account's technology holdings were under severe pressure during June as the Asian economic problems reignited investor concerns. The months of July through September saw continued weakness in our technology holdings. During this same time period, the Account's holdings in sub-prime lenders also registered negative returns. This adversely impacted the Account's entire Financial sector return. During the fourth quarter, the Account's technology holdings redeemed themselves with strong absolute returns. The Account's financial holdings saw continued weakness and ended the year as the sector with the poorest relative returns. Other sectors that contributed to underperformance, relative to the benchmark, were Consumer Cyclicals and Healthcare.

Looking forward, small stocks are more attractive relative to large stocks than at any time in the last twenty-five years. This is based on trailing and projected profits. The account managers believe this is an opportunity.

SmallCap Growth Account
(Amy K. Selner)

-------------------------------------
           Total Returns
      As of December 31, 1998
    1 Year     5 Year       10 Year
-------------------------------------
    2.96%*       --             --
-------------------------------------
* - Since Inception Date 5/1/98

Comparison of Change in Value of $10,000 Investment in the SmallCap Growth Account, Lipper Small-Cap Fund Average and Russell 2000 Growth Index

                                 SmallCap        Lipper          Russell 2000
                                 Growth        Small-Cap            Growth
 Year Ended December 31,         Account      Fund Average           Index
 ----------------------          -------      ------------          -------
                                  10,000         10,000             10,000
      1998                        10,296          8,873             10,123

Note: Past performance is not predictive of future performance.


This is the first annual report on the SmallCap Growth Account since its inception of April 4, 1998. For this nine month period the fund rose 2.96 % versus the (10.23%) loss of the Russell 2000 Growth Index, outperforming it's index by 13.19%.

During 1998, a year marked by the Asian financial crisis which spread through the world, small cap stocks underperformed relative to the large cap stocks as economic uncertainty caused volatility to soar and investors preferred the liquidity and predictability of larger caps stocks. The Russell 2000 Growth Index ended the year gaining 1.23% while the S&P 500 gained 26.79%. The market ended its correction on October 8 and staged an impressive rebound through the end of the fourth quarter. Small cap technology smartly outperforming other industry groups in this fourth quarter snapback.

In 1998 the world markets were relatively volatile while factoring in the financial crisis in Asia, rising risks in Brazil, rekindled military hostilities in the Middle East, and the sharp depreciation of the dollar. Certainly the 75 basis point easing by the Fed from late September to mid-November allowed for a stiff wind at the back of this market. That wind, however, is not present today and looking forward, the managers feel the Fed will remain neutral. The underlying trend in real income growth remains solid, consumer spending is strong and the labor market remains tight. Corporate profits are slowing and growth is expected to decelerate in 1999, while inflation remains suppressed. The account managers continue to monitor Brazil's recession and possible effects on Mexico, and eventually the U.S.

The Account's outperformance in this volatile market stemmed from strong bottom-up stock picking. The Account's exposure to solid technology growth stocks advanced performance in the Account, especially in the fourth quarter. Internet stocks were the leaders, along with semiconductor holdings. Exposure to the internet stocks was trimmed back after their explosive move following the October 8 low through December. The managers are focusing on the highest quality infrastructure leaders within the Account's internet exposure. The long-term growth prospects for the software application integration industry and holdings of New Era of Networks and TSI International Software continue to be viewed favorably. Fundamentals within the semiconductor sector remained strong in 1998, particularly within the suppliers to the communications infrastructure.

Within healthcare the managers continue to focus on drug companies with strong pipelines and reasonable valuations. Biotechnology growth prospects remain robust and outperformed nicely during 1998. The Account continues to be underweighted in the energy sector, which has been abysmal. Although valuations are at cyclical lows, the stocks are trading on inventory changes and there is further downside to earnings. The Manager will wait until supply/demand fundamentals improve and pricing stabilizes to increase exposure.

For small caps at the end of 1998, the .78 relative multiple on the Russell 2000 versus the S&P 500, is much below the 1.03 level reached in 1990, when small caps outperformed their large cap brothers. Although this relative valuation point is quite bullish for small caps, absolute valuations for both indexes are not cheap. The account managers expect the market will move sideways over the near term, digesting the gains of the fourth quarter. The high valuations of stocks will allow for no margin of error in earnings estimates in 1999.

Important Notes of the Growth-Oriented Accounts:

Lipper Growth & Income Fund Average: this average consists of funds which combine a growth of earnings orientation and an income requirement for level and/or rising dividends. The one year average currently contains 768 funds.

Lipper International Fund Average: This average consists of funds which invest in securities primarily traded in markets outside of the United States. The one-year average currently contains 527 funds.

Lipper Mid-Cap Fund Average: This average consists of funds which by prospectus or portfolio practice, limit their investments to companies with average market capitalizations and/or revenues between $800 million and the average market capitalization of the Wilshire 4500 Index (as captured by the Vanguard Index Extended Market Fund). The one-year average currently contains 327 funds.

Lipper Small-Cap Fund Average: This average consists of funds which invest primarily in companies with market capitalizations less than $1 billion at the time of purchase. The one-year average currently contains 638 funds.

Morgan Stanley EAFE (Europe, Australia and Far East) Index: This average reflects an arithmetic, market value weighted average of performance of more than 900 securities which are listed on the stock exchanges of the following countries: Australia, Austria, Belgium, Denmark, Netherlands, New Zealand, Norway, Singapore/Malaysia, Spain, Sweden, Switzerland, and the United Kingdom.

Russell 2000 Growth Index: This index measures the performance of those Russell 2000 companies with higher price-to-book ratios and lower forecasted growth values.

Standard & Poor's 500 Stock Index: This is an unmanaged index of 500 widely held common stocks representing industrial, financial, utility and transportation companies listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market.

Standard & Poor's 600 Index: This is a market-value weighted index consisting of 600 domestic stocks chosen for market size, liquidity and industry group representation.

Standard & Poor's MidCap 400 Index: This index measures the performance of the mid-size company segmant of the U.S. Market.

Income-Oriented  Accounts:

Bond Account
(Scott A. Bennett)

------------------------------------------
              Total Returns *
          As of December 31, 1998
     1 Year         5 Year         10 year
------------------------------------------
      7.69%          7.66%          9.46%
------------------------------------------

Comparison of Change in Value of $10,000 Investment in the Bond Account, Lipper Corporate Debt BBB Rated Fund Average and Lehman Brothers BAA Corporate Index

                                             Lehman                Lipper
                                             Brothers           Corporate Debt
       Year Ended          Bond           BAA Corporate         BBB Rated Fund
       December 31,      Account*             Index               Average
       -----------       -------              ------              --------
                          10,000              10,000               10,000
       1989               11,386              11,366               11,064
       1990               11,980              11,966               11,698
       1991               13,982              14,277               13,780
       1992               15,294              15,619               14,916
       1993               17,078              17,638               16,753
       1994               16,583              17,074               16,006
       1995               20,259              20,953               19,219
       1996               20,738              21,795               19,832
       1997               22,935              24,215               21,831
       1998               24,698              24,525               23,195

Note:  Past performance is not predictive of future performance.


The Bond Account performed well in a tough market environment during 1998. The Account outperformed the Lehman Brothers BAA Corporate Index as well as the Lipper Corporate BBB average because of the relatively higher credit quality emphasis and a somewhat longer duration.

Investors demanded quality in 1998 with U.S. Treasuries being in the unusual position of posting the highest returns in the fixed income market. Corporate bonds underperformed Treasuries but benefited from the decline in Treasury yields during the year, resulting in relatively high absolute returns. The markets returned to a more normal mode in the fourth quarter as investors began to reconsider the impact of emerging market problems, hedge-fund difficulties and were reassured by Federal Reserve interest rate cuts.

The managers positioned the Account with a quality emphasis during the year, adding higher rated bonds and investing predominately in U.S., safe haven sectors (agencies, communications, and utilities). The account manager's long-term outlook for the global economy improved during the fourth quarter, as did the condition of the fixed income markets. The Account was an active player in a rejuvenated new issue market and was paid well to participate in industries the managers favored (U.S., non-commodity industries) as the market regained its footing. Strategy going into 1999 is to return to a more normal credit quality mix and take advantage of still historically high premium for investing in corporate bonds.

Important Notes of the Income-Oriented Accounts:

Lehman Brothers, BAA Corporate Index: an unmanaged index of all publicly issued fixed rate nonconvertible, dollar-denominated, SEC-registered corporate debt rated Baa or BBB by Moody's or S&P.

Lipper Corporate Debt BBB Rated Funds Average: this average consists of mutual funds investing at least 65% of their assets in corporate and government debt issues rated by S&P or Moody's in the top four grades. The one year average currently contains 99 mutual funds.

Note: Mutual fund data from Lipper Inc.



GENERAL INFORMATION ABOUT AN ACCOUNT

Eligible Purchasers
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life Insurance Company or of other insurance companies, 2) Principal Life Insurance Company or any of its subsidiaries or affiliates, 3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life Insurance Company or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.


Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


Shareholder Rights
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.

The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors, approval of an investment advisory agreement, ratification of the selection of independent auditors, and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.

Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-0200.

Non-Cumulative Voting
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% if the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.


Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


Purchase of Account Shares
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.

Sale of Account Shares
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the required is received by the Account in proper and complete form.

Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the New York Stock Exchange is restricted as determined by the SEC or when the Exchange is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which i) disposal by a fund of securities owned by it is not reasonably practicable, ii) it is not reasonably practicable for a fund to fairly determine the value of its net assets; or iii) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay.
The transaction occurs five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.

Restricted Transfers
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven day period.

Year 2000 Readiness Disclosure
The business operations of the Fund depend on computer systems that contain date fields. These systems include securities transfer agent operations and securities pricing systems. Many of these systems were constructed using a two digit date field to represent the date. Unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 Problem).

When the Year 2000 arrives, the Fund's operations could be adversely affected if the computer systems used by the Manager, the service providers and other third parties it does business with are not Year 2000 compliant. For example, the Accounts' portfolios and operational areas could be impacted, included securities pricing, dividend and interest payments, shareholder account servicing and reporting functions. In addition, an Account could experience difficulties in transactions if foreign broker-dealers or foreign markets are not Year 2000 compliant.

The Manager relies on public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside of the U.S., particularly in emerging countries, may not be required to make the same disclosures about their readiness as are required in the U.S. It is likely that if a company an Account invests in is adversely affected by Year 2000 problems, the price of its securities will also be negatively impacted. A decrease in value of one or more of an Account's securities will decrease that Account's share price.


The Manager and affiliated service providers are working to identify their Year 2000 problems and taking steps they reasonably believe will address these issues. This process began in 1996 with the identification of product vendors and service providers as well as the internal systems that might be impacted.

At this time, testing of internal systems has been completed. The Manager is now participating in a corporate-wide initiative lead by senior management representatives of Principal Life. Currently they are engaged in regression testing of internal programs. They are also participating in development of contingency plans in the event that Year 2000 problems develop and/or persist on or after January 1, 2000. The contingency plan calls for:
o    identification of business risks;
o    consideration of alternative approaches to critical business risks; and
o    development of action plans to address problems.

Other important Year 2000 initiatives include:
o the service provider for the transfer agent system has renovated its code. Client testing will occur in the first and second quarters of 1999. The service provider is also participating in a securities industry wide testing program;
o the securities pricing system has renovated its code and conducted client testing in June 1998; o Facilities Management of Principal Life has identified non-systems issues (heat, lights, water, phone, etc.) and is working with these service providers to ensure continuity of service; and
o the Manager and other areas of Principal Life have contacted all vendors with which they do business to receive assurances that they are able to deal with any Year 2000 problems and continue to work with the vendors to identify any areas of risk.


In its budget for 1999 and 2000, the Manager has estimated expenses of between $100,000 and $500,000 to deal with Year 2000 issues.


Financial Statements
You will receive an annual financial statement for the Fund, examined by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited. The following financial highlights are based on financial statements that were audited by Ernst & Young LLP.



FINANCIAL HIGHLIGHTS

PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

BOND ACCOUNT(a)                                              1998         1997          1996         1995         1994
------------                                                 -----------------          ----         ----         ----
Net Asset Value, Beginning of Period...................    $11.78       $11.33        $11.73       $10.12       $11.16
Income from Investment Operations:
   Net Investment Income...............................       .66          .76           .68          .62          .72
   Net Realized and Unrealized  Gain (Loss) on Investments    .25          .44          (.40)        1.62        (1.04)


                       Total from Investment Operations       .91         1.20           .28         2.24        (.32)
Less Dividends and Distributions:
   Dividends from Net Investment Income................     (.66)        (.75)         (.68)        (.63)        (.72)
   Excess Distributions from Capital Gains(b)..........     (.01)        --            --            --           --
                      Total Dividends and Distributions     (.67)        (.75)         (.68)        (.63)        (.72)
Net Asset Value, End of Period.........................    $12.02       $11.78        $11.33       $11.73       $10.12
Total Return...........................................     7.69%       10.60%         2.36%       22.17%      (2.90)%
 Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $121,973      $81,921       $63,387      $35,878      $17,108
   Ratio of Expenses to Average Net Assets.............      .51%         .52%          .53%         .56%         .58%
   Ratio of Net Investment Income to Average Net Assets     6.41%        6.85%         7.00%        7.28%        7.86%
   Portfolio Turnover Rate.............................     26.7%         7.3%          1.7%         5.9%        18.2%




CAPITAL VALUE ACCOUNT(a)                                     1998         1997          1996         1995         1994
---------------------                                        -----------------          ----         ----         ----
Net Asset Value, Beginning of Period...................    $34.61       $29.84        $27.80       $23.44       $24.61
Income from Investment Operations:
   Net Investment Income...............................       .71          .68           .57          .60          .62
   Net Realized and Unrealized  Gain (Loss) on Investments   3.94         7.52          5.82         6.69         (.49)
                       Total from Investment Operations      4.65         8.20          6.39         7.29          .13
Less Dividends and Distributions:
   Dividends from Net Investment Income................     (.71)        (.67)         (.58)        (.60)        (.61)
   Distributions from Capital Gains....................    (1.36)       (2.76)        (3.77)       (2.33)        (.69)
                      Total Dividends and Distributions    (2.07)       (3.43)        (4.35)       (2.93)       (1.30)
Net Asset Value, End of Period.........................    $37.19       $34.61        $29.84       $27.80       $23.44
Total Return...........................................    13.58%       28.53%        23.50%       31.91%         .49%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $385,724     $285,231      $205,019     $135,640     $120,572
   Ratio of Expenses to Average Net Assets.............      .44%         .47%          .49%         .51%         .51%
   Ratio of Net Investment Income to Average Net Assets     2.07%        2.13%         2.06%        2.25%        2.36%
   Portfolio Turnover Rate.............................     22.0%        23.4%         48.5%        49.2%        44.5%























See accompanying notes.

 Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

INTERNATIONAL ACCOUNT(a)                                     1998         1997          1996         1995       1994(c)
---------------------                                        -----------------          ----         ----       ----
Net Asset Value, Beginning of Period...................    $13.90       $13.02        $10.72        $9.56       $9.94
Income from Investment Operations:
   Net Investment Income...............................       .26          .23           .22          .19         .03
   Net Realized and Unrealized  Gain (Loss) on Investments   1.11         1.35          2.46         1.16        (.33)
                       Total from Investment Operations      1.37         1.58          2.68         1.35        (.30)
Less Dividends and Distributions:
   Dividends from Net Investment Income................     (.25)        (.23)         (.22)        (.18)        (.05)
   Excess Distributions from Net Investment Income(b)..        --          --             --           --        (.02)
   Distributions from Capital Gains....................     (.51)        (.47)         (.16)        (.01)        (.01)
                      Total Dividends and Distributions     (.76)        (.70)         (.38)        (.19)        (.08)
Net Asset Value, End of Period.........................    $14.51       $13.90        $13.02       $10.72        $9.56
Total Return...........................................     9.98%       12.24%        25.09%       14.17%     (3.37)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $153,588     $125,289       $71,682      $30,566      $13,746
   Ratio of Expenses to Average Net Assets.............      .77%         .87%          .90%         .95%       1.24%(e)
   Ratio of Net Investment Income to Average Net Assets     1.80%        1.92%         2.28%        2.26%       1.31%(e)
   Portfolio Turnover Rate.............................     33.9%        22.7%         12.5%        15.6%       14.4%(e)



MIDCAP ACCOUNT(a)                                            1998         1997          1996         1995         1994
--------------                                               -----------------          ----         ----         ----
Net Asset Value, Beginning of Period...................    $35.47       $29.74        $25.33       $19.97       $20.79
Income from Investment Operations:
   Net Investment Income...............................       .22          .24           .22          .22          .14
   Net Realized and Unrealized  Gain (Loss) on Investments    .94         6.48          5.07         5.57          .03
                       Total from Investment Operations      1.16         6.72          5.29         5.79          .17
Less Dividends and Distributions:
   Dividends from Net Investment Income................     (.22)        (.23)         (.22)        (.22)        (.14)
   Distributions from Capital Gains....................    (2.04)        (.76)         (.66)        (.21)        (.85)
                      Total Dividends and Distributions    (2.26)        (.99)         (.88)        (.43)        (.99)
Net Asset Value, End of Period.........................    $34.37       $35.47        $29.74       $25.33       $19.97
Total Return...........................................     3.69%       22.75%        21.11%       29.01%         .78%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $259,470     $224,630      $137,161      $58,520      $23,912
   Ratio of Expenses to Average Net Assets.............      .62%         .64%          .66%         .70%         .74%
   Ratio of Net Investment Income to Average Net Assets      .63%         .79%         1.07%        1.23%        1.15%
   Portfolio Turnover Rate.............................     26.9%         7.8%          8.8%        13.1%        12.0%






















FINANCIAL HIGHLIGHTS (Continued)

PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):


MIDCAP GROWTH ACCOUNT                                       1998(f)
---------------------                                       ----
Net Asset Value, Beginning of Period...................     $9.94
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............     (.01)
   Net Realized and Unrealized  Gain (Loss) on Investments  (.28)

                       Total from Investment Operations     (.29)

Net Asset Value, End of Period.........................     $9.65

Total Return...........................................  (3.40%)(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $8,534
   Ratio of Expenses to Average Net Assets.............    1.27%(e)
   Ratio of Net Investment Income to Average Net Assets   (.14)%(e)
   Portfolio Turnover Rate.............................    91.9%(e)




MONEY MARKET ACCOUNT(a)                                      1998         1997         1996          1995         1994
--------------------                                         -----------------         ----          ----         ----
Net Asset Value, Beginning of Period...................    $1.000       $1.000        $1.000       $1.000       $1.000
Income from Investment Operations:
   Net Investment Income...............................      .051         .051          .049         .054         .037
   Net Realized and Unrealized  Gain (Loss) on Investments     --          --             --           --           --
                       Total from Investment Operations      .051         .051          .049         .054         .037
 Less Dividends from Net Investment Income..............    (.051)       (.051)        (.049)       (.054)       (.037)

Net Asset Value, End of Period.........................    $1.000       $1.000        $1.000       $1.000       $1.000

Total Return...........................................     5.20%        5.04%         5.07%        5.59%        3.76%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............   $83,263      $47,315       $46,244      $32,670      $29,372
   Ratio of Expenses to Average Net Assets.............      .52%         .55%          .56%         .58%         .60%
   Ratio of Net Investment Income to Average Net Assets     5.06%        5.12%         5.00%        5.32%        3.81%































See accompanying notes.

Selected data for a share of Capital Stock outstanding throughout the periods ended December 31 (except as noted):

SMALLCAP ACCOUNT                                            1998(f)
----------------                                            ----
Net Asset Value, Beginning of Period...................    $10.27
Income from Investment Operations:
   Net Investment Income...............................      --
   Net Realized and Unrealized  Gain (Loss) on Investments  (2.06)

                       Total from Investment Operations     (2.06)

Net Asset Value, End of Period.........................     $8.21

Total Return...........................................    (20.51)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $12,094
   Ratio of Expenses to Average Net Assets.............      .98%(e)
   Ratio of Net Investment Income to Average Net Assets     (.05)%(e)
   Portfolio Turnover Rate.............................    45.2%(e)




SMALLCAP GROWTH ACCOUNT                                     1998(f)
-----------------------                                     ----
Net Asset Value, Beginning of Period...................     $9.84
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............     (.04)
   Net Realized and Unrealized  Gain (Loss) on Investments   .30

                       Total from Investment Operations      .26

Net Asset Value, End of Period.........................   $10.10

Total Return...........................................    2.96%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $8,463
   Ratio of Expenses to Average Net Assets.............    1.31%(e)
   Ratio of Net Investment Income to Average Net Assets   (.80)%(e)
   Portfolio Turnover Rate.............................   166.5%(e)

FINANCIAL HIGHLIGHTS (Continued)

Notes to Financial Highlights

(a) Effective January 1, 1998 the following mutual funds were reorganized into the Principal Variable Contracts Fund, Inc. as follows:

          Former Fund Name                           Current Account Name
      Principal Bond Fund, Inc.                      Bond Account
      Principal Capital Accumulation Fund, Inc.      Capital Value Account
      Principal World Fund, Inc.                     International Account
      Principal Emerging Growth Fund, Inc.           MidCap Account
      Principal Money Market Fund, Inc.              Money Market Account

(b) Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains on investments. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.

(c) Period from May 1, 1994, date shares first offered to the public, through December 31, 1994. Net investment income, aggregating $.01 per share for the Growth Account and $.04 per share for the International Account for the period from the initial purchase of shares on March 23, 1994 through April 30, 1994, was recognized, none of which was distributed to the sole shareholder, Principal Life Insurance Company, during the period. Additionally, the Growth Account and the International Account incurred unrealized losses on investments of $.41 and $.10 per share, respectively, during the initial interim period. This represented activities of each account prior to the initial public offering of account shares.

(d) Total return amounts have not been annualized.

(e) Computed on an annualized basis.

(f) Period from May 1, 1998, date shares first offered to the public, through December 31, 1998. Per share net investment income and realized and unrealized gains (losses) for the period from the initial purchase of shares through April 30, 1998, were recognized as follows, none of which was distributed to the sole shareholder, Principal Life Insurance Company, during the period. This represents activities of each account prior to the initial public offering.


                               Date               Net        Per Share Realized
                             Operations        Investment      and Unrealized
        Account              Commenced          Income         Gains (Losses)

   MidCap Growth Account     April 23, 1998         .01               (.07)
   SmallCap Account          April 9, 1998         --                  .27
   SmallCap Growth Account   April 2, 1998         --                 (.16)


Additional information about the Fund is available in the Statement of Additional Information dated May 1, 1999 and which is part of this prospectus. Information about the Fund's investments is also available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information and annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306.
Telephone 1-800-451-5447.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

The U.S. Government does not insure or guarantee an investment in the Fund.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.



           Principal Variable Contracts Fund, Inc. SEC File 811-01944